STOCK PURCHASE AGREEMENT

     This Agreement is entered into this 12th day of June 2000, by and between JD AMERICAN WORKWEAR, INC., a Delaware corporation (called "JDI") and RHODE ISLAND TRUCK AND EQUIPMENT CORP., a Rhode Island corporation (called "RIT").

     In consideration of the mutual benefits to be derived and the mutual agreements contained herein, JDI and RIT approve and adopt this agreement and mutually covenant and agree with each other as follows:

1.   SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED.

1.1 On the closing date RIT shall cause to be transferred to JDI certificates for all of its common stock, which in the aggregate shall represent all of the issued and outstanding shares of RIT capital stock. These certificates shall be duly endorsed in blank by the applicable officer of RIT or accompanied by duly executed stock powers in blank with signatures guaranteed by a bank or trust company.

1.2 In exchange for RIT stock being transferred pursuant to subparagraph 1.1, JDI shall on the ratification date, and contemporaneously with the transfer of RIT common stock to it by RIT, issue and deliver to RIT the number of shares of JDI common stock specified below.

2.   REPRESENTATIONS AND WARRANTIES OF RIT.

2.1 OWNERSHIP OF STOCK. Jeffrey Joaquin is the record and beneficial owner and holder of all the outstanding fully paid and non-assessable shares of RIT common stock as of this date and will continue to own these shares of RIT common stock until delivery to JDI on the closing date, and all shares of RIT common stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability.

2.2  ORGANIZATION AND AUTHORITY.

     a. RIT is a corporations duly organized, validly existing and in good standing under the laws of the State of Rhode Island with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, and is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes qualification necessary. The authorized stock of RIT consisting of 1,000 shares of common stock, of which 1,000 shares are legally and validly issued, fully paid and non-assessable.
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     b.   The  execution  and  delivery of this  agreement  does not,  and,  the consummation of the transaction contemplated will not violate any provision in RIT's certificate of incorporation or bylaws, or any provisions of, or result in the acceleration of any obligation under,
          any  mortgage,  lien,  lease,  agreement,   instrument,  court  order,
          arbitration award, judgment or decree to which RIT is a party or by which it or any of them is bound and will not violate any other restriction of any kind or character to which it or any of them is subject.

     c. Except for this agreement, or by mutual understanding of the parties listed on Schedule A, there are no outstanding options, contracts, calls, commitments or demands of any character relating to authorized or issued stock of RIT.

2.3  FINANCIALS.

     a. True copies of the opening balance sheet of RIT as of the June 12, 2000 will be provided. All of the financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of RIT as of June 12, 2000, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis. These financial statements will be audited and paid for by RIT and acceptable to JDI auditors and the Securities and Exchange Commission and stock listing agencies.

     b. RIT has good and marketable title to all of its assets, business and properties, including, without limitation, all properties reflected in the balance sheet.

     c. All currently used property and assets of RIT, or in which it has an interest or which are in its possession, are substantially in good operating condition and repair subject only to ordinary wear and tear.

2.4 CHANGES SINCE SPECIFIED DATE. Since the date of the financial statement there has not been:

     a. Any material adverse change in the financial condition or business operation of RIT.

     b. Any change in the compensation pattern of RIT, nor any material increase in the compensation payable or to become payable to any of their officers, directors, employees or agents, except as disclosed to JDI in writing;

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     c.   Any labor dispute or  disturbance,  litigation,  event or condition of any character, which materially adversely affects the business or future prospects of RIT;

     d. The issuance of additional shares of stock or other securities by RIT, except those known by JDI and included on Schedule B;

     e. Any distribution of assets, by way of dividends or purchase or otherwise by RIT;

     f. Any borrowings from financial institutions except for those known by JDI and listed on Schedule C;

     g. Any sale, transfer or other disposition of assets of RIT, except in the normal course of business.

2.5  LIABILITIES.

     a. There are no liabilities of RIT, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of RIT, their agents or servants which are not disclosed by or reflected in the financial statements. There are no liabilities of RIT which have arisen or relate to any transaction of RIT, their agents or servants, other than normal liabilities incurred in the normal conduct of the business of RIT. As of this date there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may give rise to liabilities, except in the normal course of RIT business.

     b. All federal, state, county and local income, ad valorem, excise, sales, use, gross receipts and other taxes and assessments which are due and payable have been duly reported, fully paid and discharged as reported by RIT, and there are no unpaid taxes which are or could become a lien on the properties and assets of RIT, except as provided for in the financial statements, or have been incurred in the normal course of RIT business. All tax returns of any kind required have been filed and the taxes paid or accrued.

     c. All parties with whom RIT has contractual arrangements are in substantial compliance with those arrangements. RIT is not in default in any material respect under any contracts to which any of them is a party.

     d. All corporate acts required of RIT have been taken and all reports and returns required to be filed by them with any governmental agency have

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          been filed.  RIT is in  substantial  compliance  with all,  and has no notice of any claimed violation of any, applicable federal, state, county and local laws, ordinances or regulations, including those applicable to discrimination in employment, pollution and safety except as disclosed in Schedule D.

     e. There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving RIT, or any of their assets, properties, or business, nor does RIT know, or have reasonable grounds to know, of any basis for any proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions.

     f. RIT has no contract with any governmental body that is subject to renegotiation.

     g.   The past and anticipated  future  operations of RIT do not infringe or
          violate  any  patents,   patent  rights,   trademarks,   trade  names,
          copyrights and/or licenses of others.

     h. To the knowledge of the officers of RIT, there is no event, condition or trend of any character that might materially and adversely affect the financial condition, business, properties or assets of RIT.

     i. The assets of RIT are adequately insured and all policies of insurance carried by RIT are in full force and all premiums are paid to date.

     j. RIT has not engaged, consented to or authorized any broker, investment banker or third party to act on its behalf directly as broker or finder in connection with the transactions contemplated by this agreement.

     k. There are no inquiries, investigations or pending claims or litigation challenging or threatening to challenge RIT right, title and interest with respect to their continued use, or right to preclude others from using, any patent, patent application, invention, discovery, trademark, trade name or copyright of RIT.

     l. RIT has not granted any license or made any assignment of any of their patents, patent applications, invention discoveries, trademarks, trade names or copyrights, nor do they pay any royalties or other consideration for the right to use any patent, patent right, trademark, trade name or copyright of others.

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     m.   To the knowledge of the officers of RIT, it is not a party to or bound by any agreement, deed, lease or other instrument, which is so burdensome as to materially affect or impair the operation of RIT.

2.6. ACCURACY OF ALL STATEMENTS MADE BY RIT. No representation or warranty by RIT in this agreement, nor any statement, certificate, schedule or exhibit furnished or to be furnished by or on behalf of RIT pursuant to this agreement, nor any document or certificate delivered to JDI pursuant to this agreement or in connection with actions contemplated, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained not misleading.

3. REPRESENTATIONS AND WARRANTIES OF JDI. JDI represents and warrants as follows:

3.1 ORGANIZATION AND GOOD STANDING. JDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2 PERFORMANCE OF THIS AGREEMENT. The execution and performance of this agreement and the issuance of stock contemplated will be ratified by the shareholders and accepted by the board of directors of JDI.

3.3 LEGALITY OF SHARES TO BE ISSUED. The shares of JDI's common stock to be delivered pursuant to this agreement, when delivered, will have been duly and validly authorized and issued by JDI and will be fully paid and non-assessable.

3.4 NO COVENANT AS TO TAX CONSEQUENCES. It is expressly understood and agreed that neither JDI nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this agreement or the tax consequences of any action pursuant to or growing out of this agreement.

3.5 DISCLOSURE. No representation or warranty by JDI in this Agreement, nor any document, written information, statement or certificate furnished or to be furnished by JDI to RIT pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

3.6 BROKERS. In the event JDI has engaged or otherwise used the services of any broker or finder in connection with the Agreement or the transactions contemplated hereby, then JDI agrees to indemnify and hold harmless RIT from and against any liability for any fee, compensation, commission or expense (including attorneys' fees) arising out of any claim by any person acting or claiming to act on behalf of JDI for fees, compensation, commission or expense with respect to the Agreement or the transactions contemplated hereby.

4.   COVENANTS OF RIT. RIT covenants and agrees as follows:

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4.1  DOCUMENTS TO BE FURNISHED.  RIT will furnish to JDI, no later than June 15,
     2000, the following documents, lists and schedules certified by a principal officer of RIT as being accurate and complete:

     a. A list of the states of incorporation and states in which RIT is qualified to do business;

     b.   A list of the authorized and outstanding securities of RIT;

     c.   A list of the officers, directors and shareholders of RIT;

     d. Copies of the articles of incorporation and bylaws currently in effect of RIT;

     e. A list of the legal descriptions of all real property owned of record or beneficially, or held under lease, or option, or similar agreements by RIT;

     f. Copies of all surveys and policies of title insurance relating to real property owned by RIT;

     g.   Copies of all leases to which RIT is a party;

     h. Copies of all contracts, agreements or commitments of RIT, whether involving purchases, sales or otherwise, which expire more than one year from the date of this agreement or which involve an amount or value in excess of $5,000;

     i. Copies of all collective bargaining or other union contracts to which RIT is a party;

     j. Copies of all employment contracts to which RIT or any of its subsidiaries is a party;

     k. Copies of all pension, retirement and profit sharing plans to which RIT is a party;

     l. A list of all fringe benefit plans and programs applying to employees of RIT, including but not limited to, pension, profit sharing, life insurance, medical, bonus, incentive and similar plans and the approximate annual cost of each;

     m. A list of all employees of RIT whose total remuneration, via contract for each calendar year, will exceed $30,000;

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     n.   Copies of all  financing  or loan  agreements,  mortgages  or  similar agreements to which RIT is a party;

     o. A list of all RIT bank accounts, brokerage accounts, safety deposit boxes, with the authorized signers indicated;

     p. A list of each insurance policy owned by RIT, with the name of the insurance carrier, the policy number, a brief description of the coverage, the annual premium, the corporate owner and any claims pending;


5. ACTIONS PRIOR TO RATIFICATION. From and after the date of this agreement and until June 30, 2000:

     a. JDI and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of RIT, and RIT shall furnish or cause to be furnished to JDI and its authorized representatives all information with respect to its affairs and business of RIT as JDI may reasonably request.

     b. Except with the prior written consent of JDI, RIT shall carry on their business diligently and substantially in the same manner as before. c. Without the prior written consent of JDI, RIT will not grant any general or uniform increase in the rates of pay of its employees, nor grant any general or uniform increase in the benefits under any pension plan or other contract or commitment, nor increase the compensation payable or to become payable to officers or key salaried employees, insurance, pension or other benefit plan, payment or arrangement made to, for or with any of the officers, key salaried employees or agents.

     d. RIT shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with RIT business practices without the prior written consent of JDI.

     e. RIT shall not create any indebtedness other than that incurred in the usual and ordinary course of business, that incurred pursuant to existing contracts disclosed in the exhibits submitted, and that reasonably incurred in doing the acts and things contemplated by this agreement.

     f. RIT shall maintain current insurance and any additional insurance in effect as may be reasonably required by increased business and risks; and all property shall be used, operated, maintained and repaired in a normal business manner.

     g. RIT shall use their best efforts (without making any commitments on behalf of JDI) to preserve their business organization intact, to keep available to JDI the present key officers and employees of RIT, and to preserve for JDI the present relationships of RIT with their suppliers and customers and others having business relations with them.

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     h.   RIT shall not do any act or omit to do any act,  or permit  any act or omission to act, which will cause a material breach of any material contract, commitment or obligation of RIT.

     i. RIT shall duly comply with all applicable laws as may be required for the valid and effective transfer of property, assets and business contemplated by this agreement, except that JDI waives compliance with the provisions of any bulk sales act.

     j. RIT shall not sell or dispose of any property or assets except products sold in the ordinary course of business. k. RIT shall promptly notify JDI of any lawsuits, claims, proceedings or investigations that may be threatened, brought, asserted or commenced against them, their officers or directors involving in any way the business, properties or assets of RIT.

     l. RIT will provide JDI with interim monthly financial statements and any other management reports as and when they are available.

6. CONDITIONS PRECEDENT TO JDI'S OBLIGATIONS. Each and every obligation of JDI to be performed on the closing date shall be subject to the prior satisfaction of the following conditions:

6.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by JDI in this agreement or given on its behalf, shall be substantially accurate in all material respects on and as of the closing date with the same effect as though the representations and warranties had been made or given on and as of the closing date.

6.2 COMPLIANCE WITH COVENANTS. JDI shall have performed and complied with all its obligations under this agreement which are to be performed or complied with by it prior to or on the closing date including the delivery of its documents specified in subparagraph 4.1 and the closing documents specified in subparagraph 12.2.

6.3 ABSENCE OF SUIT. No suit or proceeding shall be threatened or pending in which it will be or it is sought, by anyone, to restrain, prohibit, challenge or obtain damages or other relief in connection with this agreement or the consummation of the transactions contemplated, or in connection with any material claim against JDI.

6.4 NO MATERIAL ADVERSE CHANGE. As of the closing date there shall not have occurred any material adverse change, which materially impairs the ability of JDI to conduct its business or the earning power on the same basis as in the past.

6.5 ACCURACY OF FINANCIAL STATEMENTS. JDI and its representatives shall be satisfied as to the substantial accuracy of all balance sheets, statements of income and other financial statements of JDI furnished to RIT.

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6.6  APPROVAL  OF JDI'S  BOARD OF  DIRECTORS.  This  agreement  shall  have been ratified and approved by the JDI Board of Directors. Officers and directors of RIT shall remain in their respective positions.

6.7  TIME LIMIT ON RATIFICATION. Closing shall take place by June 12, 2000.

6.8 LEGAL OPINION. JDI shall have received an opinion of counsel for RIT referred to in subparagraph 12.2(f).

7. CONDITIONS PRECEDENT TO RIT OBLIGATIONS. Each and every obligation of RIT to be performed on the closing date shall be subject to the prior satisfaction of the following conditions:

7.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. RIT representations and warranties contained in this agreement shall be true at and as of the closing date as though the representations and warranties were made at and as of the transfer date.

7.2 RIT COMPLIANCE WITH COVENANTS. RIT shall have performed and complied with its obligations under this agreement which are to be performed or complied with by it prior to or on the closing date.

7.3 LIMITATION ON SURVIVAL AND EFFECT OF CERTAIN WARRANTIES, REPRESENTATIONS AND COVENANTS. All statements contained in any certificate, instrument or document delivered by or on behalf of any of the parties pursuant to this agreement and the transactions contemplated shall be deemed representations and warranties by the respective parties.

7.4 RIT OBLIGATIONS. The representations and warranties and covenants of RIT contained in this agreement shall survive the closing date, and any investigation made by JDI or its agents, and all representations, warranties and covenants surviving shall be deemed joint and several. The conveyance of the common shares by RIT will be deemed to be acceptance of all representations, warranties and covenants contained herein, on their behalf.

7.5 RIT OBLIGATIONS. The representations, warranties and covenants of JDI contained in this agreement shall survive the closing date. The post closing Board of Directors shall ratify an earn-up provision acknowledging the terms and conditions identified paragraph 3(h) in the binding letter of intent between the parties dated June 1, 2000.

8.   INDEMNIFICATION.

8.1 REQUIREMENT OF INDEMNIFICATION. RIT shall indemnify JDI for any loss, cost, expense or other damage suffered by JDI resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by RIT. Without limiting the generality of the above, JDI shall be deemed to suffer loss, costs, expense or other damage if RIT suffers loss, costs, expense or other damage.

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8.2  NOTICE.  RIT shall assert any right to indemnification by furnishing Norman
     Birmingham, or any other person as may be designated in writing by shareholders, with a written notice and list of charges detailed by item showing the nature of any breach of any representation, warranty or covenant, date of payment or assertion of claim, summary of settlement or litigation procedures, and the amount of the loss, cost or expense. If the right to indemnification is based on a claim of a third party, JDI shall give the notice within 60 days after JDI has notice of any claim and shareholders shall have the right to contest any such claim by a third party but all expenses of the contest shall be borne by shareholders.

8.3 RESOLUTION OF CLAIM. Except in the event that the claim for indemnification is based upon a claim of a third party and shareholders shall have notified JDI as provided in paragraph 8.2 that they will contest the claim, unless shareholders object to the determination or computation of the total amount of the indemnification is shown on the written notice specified in subparagraph 8.2 within 60 days after receipt, the total amount of indemnification shown by notice shall be paid by shareholders to JDI. If shareholders object to the determination contained in the written notice specified in subparagraph 8.2 within 60 days after receipt, they shall have the right to submit any claim for indemnification not brought by a third party to the American Arbitration Association for binding arbitration in accordance with its rules, and the expenses of the American Arbitration Association shall be borne equally by the parties.

8.4 TIME LIMIT ON INDEMNIFICATION. No claim for indemnification may be asserted by JDI after 90 days of notice of claim by a third party.

8.5 AMOUNT LIMIT ON INDEMNIFICATION. Notwithstanding any other provision to the contrary, shareholders shall not be charged with any loss, cost or expense that in the aggregate does not exceed $ 5,000.

9. AGREEMENTS, CONSULTING AGREEMENTS AND NON-COMPETE AGREEMENTS. The active shareholders and/or other key employees shall enter into either an employment or consulting agreement with RIT or JDI dependant on their future function, subject to satisfaction in form and substance to the post closing JDI Board of Directors. Further, the key employees of RIT shall enter into non-competition agreements, for a period not to exceed two (2) years. The key employees of JDI will be required to enter into contracts equivalent in form and substance to those of RIT.

10.  SECURITIES ACT PROVISIONS.

10.1 RESTRICTIONS ON DISPOSITION OF SHARES. RIT, its agents or assigns covenant and warrant that the shares of common stock of JDI to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward sale or distribution and will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) any other transaction which, in the opinion of counsel acceptable to JDI, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission. In order

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     to effectuate  the  covenants of this  subparagraph  10.1,  an  appropriate endorsement will be placed on the certificates for shares of common stock of JDI delivered to shareholders pursuant to this agreement and such instructions shall be placed with the transfer agent for the securities.

10.2 EVIDENCE OF COMPLIANCE WITH PRIVATE OFFERING EXEMPTION. RIT agrees to supply JDI with evidence its financial sophistication, or evidence of appointment of a sophisticated investment representative, and any other items, which counsel for JDI may require in order to evidence the private offering character of the distribution of shares made pursuant to this agreement.

10.3 NOTICE OF LIMITATION ON DISTRIBUTION. RIT is aware that the shares distributed will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, and that they must be converted to shares of common stock. It may be possible that JDI will be required to retain the shares for a period of at least one year from June 12, 2000 and at the expiration of the one-year period sales may be confined to brokerage transactions of limited amounts requiring certain notification or filings with the Securities and Exchange Commission. The disposition of shares may be available only if JDI is current with all required with the Securities and Exchange Commission; and RIT is aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed on their disposition of JDI's shares.

10.4 _______________ REGISTRATION RIGHTS ON FORM SB-2. If RIT shall so request in writing, after the first anniversary of this agreement, JDI will, after request, proceed at its own expense to prepare and to file with the Securities and Exchange Commission ("SEC") as soon as reasonably practicable after receipt of the request one registration statement on Form SB-2 under the Securities Act of 1933, as amended, with respect to all or part (as so requested) of the shares of common stock into which the common stock may be converted by RIT, and will use its best efforts to cause the registration statement to become effective. JDI will, furthermore, at its own expense, use its best efforts to keep the registration statement current, in accordance with the rules and regulations of the SEC for the period ending upon a date two years subsequent to the closing date or 30 days after the effectiveness, whichever occurs later.

10.5 PIGGYBACK RIGHTS. In the event JDI files a registration statement under the Securities Act of 1933, as amended, with respect to shares of the common shares into which this common stock may be converted, prior to two years after this the signing of this agreement, on a form appropriate for registering shareholders' common stock, JDI shall give written notice to shareholders prior to filing, and shareholders shall have the right to request to have included such shares of JDI's common stock as shall be specified in the request; provided, however, that the inclusion of the shares shall not interfere with JDI's registration of its shares and that in no event shall JDI be obligated (i) to file a registration statement at any time other than during the period ended August 20, 2001, or (ii) to keep the prospectus with respect to the stock current for more than 30 days after the effective date of the registration statement; and provided, further, that all shares sold pursuant to the registration statement are effected within the 30 day period. If shareholders do not make a request for registration within 20 days after receipt of notice from JDI, JDI shall have no obligation to include any shares of JDI's common stock owned by those shareholders in the registration statement.

11. PAYMENT OF EXPENSES. In the event of a registration under paragraph 10, shareholder shall pay and bear the direct selling fees, disbursements and expenses, including without limitation all underwriters' discounts, commissions and expenses, but no other cost of registration.

12.  SIGNING

12.1 TIME AND PLACE. The closing of this transaction ("closing") shall take place at the offices of JDI in Coventry, RI, on September 12, 2000, or at any other time and place as the parties shall agree upon. This date is referred to in this agreement as the "closing date." The closing on the date referenced above shall be subject to the approval of the shareholders as required under the corporate laws of the State of Rhode Island.

12.2 DOCUMENTS TO BE DELIVERED BY RIT. At the closing, RIT shall deliver to JDI the following documents:

     a. Certificates for 1,000 shares of RIT common stock in the manner and form required by subparagraph 1.1. These shares represent all of the issued and outstanding shares of RIT.

     b. The minute book, stock transfer book, all books of account, records, contracts, and other documents of RIT as JDI may request in writing;

     c. Written resignations effective on the closing date of all directors and officers of RIT except those designated by agreement between JDI and RIT;

     d. A general release, in form and substance satisfactory to JDI and its counsel, of all claims shareholders may have to the date of closing against any of RIT and the directors, officers, agents and employees of RIT except as may be expressed in written contract and expressly described and excepted in the release;

     e. Certificates signed by the shareholders that the representations and warranties made by the shareholders in this agreement are substantially accurate in all material respects on and as of the closing date with the same effect as though the representations and warranties had been made on or given on and as of the closing date and that shareholders have performed and complied with all their obligations under this agreement which are to be performed or complied with by or prior to or on the closing date;

     f. A written opinion from counsel for RIT stated as of the closing date addressed to JDI satisfactory in form and substance to JDI to the effect that:

          1.   Ownership of RIT common stock is as stated in subparagraph 2.1;

          2. The corporate existence and good standing, qualification of RIT and authorized and issued stock of RIT are as stated in subparagraph 2.2;

          3. This agreement has been duly executed and duly delivered by each shareholder and constitutes a legal, valid and binding obligation of each shareholder enforceable in accordance with its terms;

          4. Counsel has no knowledge of any of the proceedings as stated in subparagraph 2.5(e);

          5.   To the best of counsel's  knowledge RIT is in compliance with all
               statutes,   regulations,   rules  and  executive  orders  of  all
               government authority as stated in subparagraph 2.5(d); or

          6. To the best of counsel's knowledge shareholder representations and warranties in subparagraphs 2.5(h) and 2.5(l) are true and correct; and

     g. Certificates or letters from each shareholder evidencing the taking of shares in accordance with the provisions of paragraph 10 and their understanding of the restrictions;

     h. The balance sheet of RIT as of the June 12, 2000 representing net assets with a fair market value of $200,000 with no known or contingent liabilities in excess of $50,000. The balance sheet shall be audited using generally accepted auditing standard and be prepared by an independent auditor chosen and paid for by RIT, with the credentials for acceptance by the Securities and Exchange Commission and the current auditors of JDI.

     i. Any other documents of transfer, certificates of authority, and other documents as JDI may reasonably request.

13. DOCUMENTS TO BE DELIVERED BY JDI. At the closing JDI shall deliver to shareholders the following documents:

     a. Certificates for the number of shares of JDI's common stock as determined in subparagraph 1.2. These shares are to be registered in the name and denominations as shareholders may specify.

     b.   A true copy of the filing showing the designation of common shares.

     c. A written opinion of counsel for JDI dated as of the closing date, addressed to the shareholders and satisfactory in form and substance to counsel for shareholders, to the effect that:

     d. JDI's corporate existence and good standing are as set forth in subparagraph 3.1;

     e. This agreement has been duly authorized, executed and delivered by JDI and is a valid and legally binding obligation of JDI enforceable in accordance with its terms; and

          1. JDI has taken the corporate action necessary to authorize the performance of the obligations imposed upon it by this agreement.

     f. A certified copy of the duly adopted resolutions of JDI's board of directors or executive committee authorizing or ratifying the execution, delivery and performance of this agreement and authorizing or ratifying the acts of its officers and employees in carrying out its terms and provisions.

14. DISENGAGEMENT. In the event this transaction must be unwound for any purpose, including but not limited to regulatory action, the inability to list the companies stock on a viable public exchange or actions of any parties making the continuation of the business combination nonviable, the parties will restore themselves to the relative positions on the date of closing.

15. POST RATIFICATION. The parties acknowledge that immediately after the closing, the Board of Directors shall cause a notice to be sent the Secretary of State to effect an operating name change for RIT.

15.1 LAW GOVERNING. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of Rhode Island

15.2 ASSIGNMENT. This agreement shall not be assigned by any party without the written consent of the others.

15.3 AMENDMENT AND MODIFICATION. JDI and RIT may amend, modify and supplement this agreement in any manner as may be agreed upon by them in writing. In the event any requirement pertaining to SEC or NASDAQ OTCBB regulations or any securities laws of the State of Florida or any term or condition stipulated in the binding letter of intent dated June 1, 2000 has been omitted such terms shall by added by amendment and attached hereto.

16. TERMINATION AND ABANDONMENT. This agreement may be terminated and the transaction provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date:

     a.   By mutual consent of JDI and RIT and RIT

     b.   By JDI:

          1. If any of the conditions provided for in paragraph 7 and 12 of this agreement have not been met and have not been waived in writing by JDI; or

     c.   By RIT and RIT:

          1. If any of the conditions provided for in paragraph 6 and 13 of this agreement have not been met and have not been waived in writing by RIT and RIT.

     In the event of termination and abandonment by any party as provided above in this paragraph 16, written notice shall be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated.

17. NOTICES. All notices, requests, demands and other communications shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

     a.   If to RIT and RIT:

          Jeffrey Joaquin
          1331 Main St.
          West Warwick, RI 02893

          or to such other person and place as shareholders shall have specified to JDI in writing; or

     b.   If to JDI, to:

          David DeBaene
          46 Old Flat River Rd.
          Coventry, RI 02816

          or to such other person and place as JDI shall have specified to shareholders in writing.

18. ANNOUNCEMENTS. Any and all announcements concerning the transactions provided for in this agreement must be mutually agreed to by the parties.

19. ENTIRE AGREEMENT. This instrument embodies the entire agreement between the parties with respect to the transactions contemplated, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for.

20. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures are acceptable and valid.

21. HEADINGS. The headings in the paragraphs of this agreement are inserted for convenience only and shall not constitute a part of the agreement.

22. FURTHER DOCUMENTS. JDI and RIT agree to execute any and all other documents, and to take any other action or corporate proceedings, which may be necessary or desirable to carry out the terms of this agreement.

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
     IN WITNESS OF, the parties have caused this agreement to be duly executed all as of the day and year first written above.

JD AMERICAN WORKWEAR, INC.              RHODE ISLAND TRUCK AND EQUIPMENT CORP.

a Delaware corporation                  a Rhode Island corporation

By:                                     By:
   -------------------------------         -------------------------------
   David N. DeBaene, President             Jeffrey S. Joaquin, President

ATTEST:                                 ATTEST:

----------------------------------      ----------------------------------
Steev Panneton, Secretary               John Joaquin, Secretary


                                        By:
                                           -------------------------------
                                           Jeffrey S. Joaquin, individual

                                   SCHEDULE A

                            INTENTIONALLY LEFT BLANK





                               SCHEDULE B, C AND D

                            INTENTIONALLY LEFT BLANK